SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K



                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 23, 2001
         --------------------------------------------------------------

                                 NCT Group, Inc.
                                 ---------------
             (Exact name of Registrant as specified in its charter)


      Delaware                          0-18267                      59-2501025
------------------                  ---------------               --------------
(State or other juris-                (Commission                  (IRS Employer
diction of incorporation)              File Number)               Identification
                                                                       Number)


20 Ketchum Street, Westport, Connecticut                             06880
----------------------------------------                      ------------------
(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number including area code:                (203) 226-4447


                                 Not Applicable
          (Former name or former address, if changes since last report)

ITEM 5. OTHER EVENTS

The information set forth is our press release dated May 23, 2001, which is attached as Exhibit 99 to this Current Report on Form 8-K.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)   Not applicable

(b)   Not applicable

(c)   Exhibits

Exhibit 99      Press Release of NCT Group, Inc., dated May 23, 2001

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          NCT GROUP, INC.
                                          Registrant



                                          By:   /s/ CY E. HAMMOND
                                                -------------------------
                                                Cy E. Hammond
                                                Senior Vice President and
                                                Chief Financial Officer


Date: May 23, 2001

                                  EXHIBIT INDEX


EXHIBIT
NUMBER                      DOCUMENT DESCRIPTION


99                Press Release of NCT Group, Inc., dated May 23, 2001